UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2009 (September 29, 2009)

ASI TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-6428	88-0105586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 American Pacific Drive, #111, Henderson, NV	89014
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

Effective on September 29, 2009 the Company’s wholly owned subsidiary, ASI Capital Corporation (“Subsidiary”) cancelled an uncollectible unsecured 12% note payable due from DAVCAP, LLC, a Nevada Limited Liability Company (“DAVCAP”) for the principal amount of $1,000,000 due September 29, 2009 (the “Unsecured Note”).

The cancelled note was received by the Subsidiary effective September 29, 2008 in exchange for a $1,000,000 undivided interest in a note and related deed of trust (the “Original Note”) payable by an unaffiliated borrower as more fully described in the Company’s current report on Form 8-K dated October 3, 2008. The Original Note was past due, in nonaccrual status and classified as impaired at the time of the exchange for the Unsecured Note.

The Company’s President and Director, Jerry E. Polis and the unaffiliated mortgage broker originating the Original Note, in an effort to recover on the Original Note or through other activities with the mortgage broker, formed DAVCAP in September 2008. DAVCAP was 50% owned by Davric Corporation, a company controlled by Jerry E. Polis. The Original Note was terminated in December 2008 through foreclosure by unaffiliated senior lenders. The parties to DAVCAP were not successful in obtaining recovery from the Original Note prior to such foreclosure nor have they been successful in obtaining any significant recovery from any other activities. However the Subsidiary has been paid cash of $122,123 related to the Unsecured Note by DAVCAP through September 30, 2009 primarily from capital contributions made by the owners of DAVCAP. DAVCAP made no other distributions or payments to its owners or any affiliate.

The Company, commencing on September 30, 2008 and at each subsequent reporting period, consolidated DAVCAP as a variable interest entity. Due to a full allowance for note loss on the Original Note, no value has been reported for the Original Note or the Unsecured Note on the Company’s consolidated balance sheets. Effective September 29, 2009 the Subsidiary cancelled the uncollectible Unsecured Note payable by DAVCAP and DAVCAP was dissolved effective September 30, 2009. The Subsidiary received cash of $2,623 (included in the $122,123 described above) on September 30, 2009 reflecting the only remaining assets of DAVCAP. The amounts the Subsidiary effectively recovered and received from DAVCAP have been recognized as income from an affiliated variable interest entity as reported in the Company’s financial statements.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As more fully described in Item 1.02 above, on September 29, 2009 the Company’s subsidiary disposed of a related party note receivable through termination of the note contract (principal balance of $1,000,000). As the note was eliminated on consolidation for accounting purposes, no gain or loss was recognized on the note cancellation. However the Company has recognized $122,123 of income from DAVCAP from its recovery efforts as more fully described above.

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Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Description of Exhibit

99.1	Promissory Note payable by DAVCAP, LLC to ASI Capital Corporation dated September 29, 2008 and filed as Exhibit 99.1 to Form 8-K dated October 3, 2008

99.2	Assignment of Note Secured by Deed of Trust to DAVCAP, LLC by ASI Capital Corporation dated September 29, 2008 and filed as Exhibit 99.2 to Form 8-K dated October 3, 2008

99.3	Termination Agreement between ASI Capital Corporation and DAVCAP, LLC dated September 29, 2009 *

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASI TECHNOLOGY CORPORATION

Date: October 2, 2009	/s/ Eric M. Polis
Eric M. Polis
Secretary and Treasurer

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